SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

      [X] CURRENT REPORT PURSUANT TO `SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Date of Report May 17,2005

                        Commission File Number 333-74396


                           JPC CAPITAL PARTNERS, INC.


                 (Name of Small Business Issuer in Its Charter)


                    Delaware                              58-2451191
        -------------------------------              -------------------
        (State or Other Jurisdiction of               (I.R.S. Employer
         Incorporation or Organization)              Identification No.)



           555 North Point Center East, 4th Floor
                    Alpharetta, GA 30022                  (678) 366-5019
          ----------------------------------------   ---------------------------
          (Address of Principal Executive Offices)   (Issuer's Telephone Number,
                                                        Including Area Code)

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 12, 2006, JPC Capital Partners, Inc. entered into a lease for office space from Duke Realty Limited Partnership, 2500 NorthWinds Parkway, Suite 160, Alpharetta, GA 30004-2245. The lease is effective June 01, 2006 and will have a 65 month term. Minimum total rental under the lease is $403,593 excluding annual adjustments for operating costs. The office will be located at 3440 Preston Ridge Road, Suite 600, Alpharetta, GA 30005.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibits No.
------------
  99.1 Lease for office between Duke Realty Limited Partnership and JPC Capital Partners, Inc. dated June 1, 2006.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   JPC CAPITAL PARTNERS, INC.
                                                   Registrant



                                                   /s/   Jimmie N. Carter
                                                   -----------------------------
                                                   Jimmie N. Carter
                                                   Executive Vice President, and
                                                   Chief Financial Officer
Date: May 17, 2006